                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2003
                                                           -------------



                            BANCINSURANCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            OHIO                        0-8738               31-0790882
-----------------------------      ----------------     ---------------------
(State or other jurisdiction       (Commission File         (IRS Employer
      of incorporation)                 Number)          Identification No.)



             250 EAST BROAD STREET, 10th FLOOR, COLUMBUS, OHIO 43215
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (614) 228-2800
                                                           --------------









                         Index to Exhibits is on Page 3.

Item 7.  Financial Statements and Exhibits

         (a)   None required.

         (b)   None required.

         (c)   Exhibits.

               99  Press Release issued March 5, 2003

Item 9.  Regulation FD Disclosure

         On March 5, 2003, Bancinsurance Corporation issued a press release reporting results of operations for the three and twelve months ended December 31, 2002. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BANCINSURANCE CORPORATION



Date:  March 6, 2003              By: /s/ Si Sokol
                                      -----------------------------------------
                                      Si Sokol, Chairman and Chief Executive
                                      Officer

                                INDEX TO EXHIBITS


Exhibit Number            Description
--------------            -----------

99                        Press Release issued March 5, 2003